EAGLE LARGE CAP CORE FUND

SUMMARY PROSPECTUS   |    3.1.2011

Class A HTCAX	Class C HTCCX	Class I HTCIX	Class R-3 HTCRX	Class R-5 HTCSX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the Fund online at http://www.eagleasset.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an e-mail to EagleFundServices@eagleasset.com. The Fund’s Prospectus and SAI, both dated March 1, 2011, are incorporated by reference into this Summary Prospectus.

Investment objective | The Eagle Large Cap Core Fund (“Large Cap Core Fund” or the “fund”), formerly known as the Core Equity Fund, seeks long-term growth through capital appreciation.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Large Cap Core Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 36 of the fund’s prospectus and on page 25 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None
Annual fund operating expenses (expenses deducted from fund assets):	Class A	Class C	Class I	Class R-3	Class R-5
Investment Advisory Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses	0.56%	0.64%	0.66%	1.29%	0.68%
Acquired Fund Fees and Expenses (b)	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses (c)	1.42%	2.25%	1.27%	2.40%	1.29%
Fee Waivers and Expense Reimbursements	(0.01)%	(0.04)%	(0.31)%	(0.74)%	(0.33)%
Net Expenses	1.41%	2.21%	0.96%	1.66%	0.96%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. (b) Acquired fund fees and expenses are fees incurred indirectly by the fund as a result of investment in certain pooled investment vehicles, such as mutual funds. (c) As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 29, 2012 as follows: Class A - 1.40%, Class C - 2.20%, Class I - 0.95%, Class R-3 - 1.65%, and Class R-5 - 0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	Year 1	Year 3	Year 5	Year 10
Class A	$612	$902	$1,214	$2,095
Class C	$224	$699	$1,201	$2,582
Class I	$98	$372	$667	$1,507
Class R-3	$169	$678	$1,214	$2,680
Class R-5	$98	$376	$676	$1,528

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Large Cap Core Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large U.S. companies (i.e., typically having a market capitalization over $3 billion at the time of

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Eagle Large Cap Core Fund

SUMMARY PROSPECTUS   |    3.1.2011

investment). The fund will invest in securities that the portfolio managers believe are undervalued relative to their earnings growth prospects and have the potential for growth over the intermediate- and long-term. The fund also may invest in preferred stocks and convertible securities that the portfolio managers believe may permit the fund to achieve its investment objective.

In general, the fund’s portfolio managers seek to select securities that, at the time of purchase, typically have at least one of the following characteristics: (1) projected earnings growth rate at or above the S&P 500 Index, (2) above-average earnings quality and stability, or (3) a price-to-earnings ratio comparable to the S&P 500 Index. Although the fund is diversified, it normally will hold a focused portfolio of stocks of fewer companies than many other diversified funds. The fund will sell securities when they no longer meet the portfolio management team’s investment criteria.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

●	Focused holdings risk is the risk of a fund holding a core portfolio of stocks of fewer companies than other diversified funds;

●	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

●	Sector risk is the risk of a fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions;

●	Stock market risk is the risk of broad stock market decline or decline in particular holdings; and

●	Value stock risk arises from the possibility that a stock’s true value may not be fully realized by the market.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During performance period:	Return	Quarter ended
Best Quarter	20.74%	June 30, 2009
Worst Quarter	(24.28)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

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Eagle Large Cap Core Fund

SUMMARY PROSPECTUS   |    3.1.2011

Average annual total returns
(for the periods ended December 31, 2010):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	Lifetime
Class A – Return Before Taxes	5/2/05	5.54%	(0.15)%	0.29%
Return After Taxes on Distributions		5.51%	(0.58)%	(0.09)%
Return After Taxes on Distributions and Sale of Fund Shares		3.64%	(0.29)%	0.10%
Class C	5/2/05	9.98%	0.01%	0.34%
Class I	3/3/06	11.33%		0.52%
Class R-3	12/28/09	10.54%		9.51%
Class R-5	4/2/07	11.32%		(1.91)%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	Lifetime
S&P 500 Index (Lifetime period is measured from the inception date of Class A shares)	15.06%	2.29%	3.55%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3 and Class R-5 will vary.

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Portfolio Managers | Richard H. Skeppstrom II, E. Craig Dauer, CFA®, John G. (“Jay”) Jordan, III, CFA®, and Robert Marshall are Co-Portfolio Managers of the fund and responsible for all aspects of the fund’s management. Messrs. Skeppstrom, Dauer, Jordan and Marshall have managed the fund since its inception.

Purchase and sale of fund shares | You may purchase or redeem Class A, C and I shares of the fund on any business day through your financial intermediary, by mail (Eagle Family of Funds, P.O. Box 5354, Cincinnati, OH 45201-5354), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 and Class R-5 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund generally will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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